UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          February 8, 2005

Motorola, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7221 (Commission File Number)	36-1115800 (I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois (Address of Principal Executive Offices)	60196 (Zipcode)

(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished, and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934. Accordingly, the information in Item 7.01 of this report, including Exhibit 99.1, is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure

On the afternoon of February 8, 2005, Motorola, Inc. (the “Company”) will meet with certain stock analysts and intends to discuss at that time, in addition to publicly available information, the materials attached hereto as Exhibit 99.1. The information included in Exhibit 99.1 is being furnished prior to such meeting.

Item 9.01 Financial Statements and Exhibits.

(c)	The following is furnished as an Exhibit to this Report.

Exhibit 99.1	Information to be presented by Motorola, Inc. at a meeting with stock analysts on the afternoon of February 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Dated: February 8, 2004	By:	/s/ David W. Devonshire
David W. Devonshire
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Information to be presented by Motorola, Inc. at a meeting with stock analysts on the afternoon of February 8, 2005.